FRP PROPERTIES, INC.
        155 East 21st Street, Jacksonville, Florida 32206

                            NOTICE OF
                  ANNUAL MEETING OF SHAREHOLDERS



To The Shareholders:

     The Annual Meeting of Shareholders of FRP Properties, Inc. will be held at 2 o'clock in the afternoon, local time, on Wednesday, February 5, 1997 at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida 32206, for the following purposes, as more fully described in the attached proxy statement:

     (1) To elect four directors to serve for a term of four years.

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of  record   at  the  close  of   business  on
December 9, 1996 are entitled to vote at said annual meeting or any adjournment or adjournments thereof.


                              BY ORDER OF THE BOARD OF DIRECTORS



December 16, 1996                       John R. Mabbett III
                                             Secretary



  TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE
         THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
        ACCOMPANYING ENVELOPE.  IF YOU ATTEND THE MEETING,
         YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.